Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 1 dated as of March 2, 2009 (this “Amendment”), to the Credit Agreement dated as of June 27, 2008 (the “Credit Agreement”), among INGERSOLL-RAND COMPANY LIMITED, INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED, the several banks and other financial institutions from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CITIBANK, N.A., as Syndication Agent, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., THE BANK OF TOKYO MITSUBISHI, LTD., NEW YORK BRANCH, BNP PARIBAS and WILLIAM STREET LLC, as Documentation Agents, and J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers and joint bookrunners. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

WHEREAS pursuant to the Credit Agreement, the Banks and the Issuing Bank have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS the undersigned Banks are willing to amend such provisions of the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments. (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following terms in proper alphabetical order:

“Amendment No. 1” means Amendment No. 1 dated as of March 2, 2009, to this Agreement.

“Amendment No. 1 Effective Date” means the date on which Amendment No. 1 shall have become effective in accordance with its terms.

“Loan Party” means each Borrower, each Additional Borrower and any Guarantor.

“Subsequent Parent Company” has the meaning assigned to such term in the definition of the term “IR Parent” in this Section 1.1.

(b) The definition of the term “Guarantors” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Guarantors” means, collectively, (a) with respect to the Obligations of IR Parent and any Additional Borrower, IR Global, (b) with respect to the Obligations of IR Global and any Additional Borrowers, IR Parent, (c) any other Person (except IR) that guarantees IR Parent’s (or any of its assignee’s) outstanding Public Debt or IR Parent’s indebtedness under the 2004 5-Year Existing Credit Agreement or 2005 5-year Existing Credit Agreement and (d) any other Person (except IR Global and IR) that guarantees any other Public Debt of IR Global; and “Guarantor” means any one of them.

(c) The definition of the term “IR Parent” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“IR Parent” shall mean, except as otherwise expressly provided herein and except as the context may otherwise require, (x) until such time as a Subsequent Parent Company shall become a party hereto, Ingersoll-Rand Company Limited or (y) the Subsequent Parent Company. For purposes of this Agreement, the “Subsequent Parent Company” shall be the Person that becomes the owner, directly or indirectly, of 100% of the outstanding shares of common stock of, or otherwise merges, amalgamates or consolidates with, Ingersoll-Rand Company Limited (or, if applicable, the existing Subsequent Parent Company) in a transaction where the direct or indirect holders of the capital stock of Ingersoll-Rand Company Limited (or, if applicable, the existing Subsequent Parent Company) that are entitled to vote generally in the election of the board of directors of such company immediately following such transaction are substantially the same as the holders of such capital stock immediately prior to the consummation of such transaction, so long as such Person (1) executes and delivers a copy of this Agreement (whereupon such Person shall become a party to this Agreement with the same force and effect as if such Person had executed this Agreement as “IR Parent” on the Effective Date), (2) becomes a Guarantor pursuant to the terms of Section 9.16(j) hereof and (3) is organized under the laws of Bermuda, Ireland, the United States of America (or any State thereof or the District of Columbia) or any other jurisdiction that is, after consultation with the Banks, reasonably satisfactory to the Administrative Agent (it being understood that, upon the consummation of such transaction and compliance with the requirements set forth in the immediately preceding clauses (1), (2) and (3), the existing Subsequent Parent Company shall no longer be “IR Parent” for purposes of this Agreement). Notwithstanding the foregoing, on and after such time as a Subsequent Parent Company shall become a party hereto, Ingersoll-Rand Company Limited and each Person that, prior to such time, was the Subsequent Parent Company shall continue to be bound by the covenants set forth in Sections 5.6, 5.7 and 5.9 as if it were IR Parent.

(d) The definition of the term “Ratings” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the text “IR Parent’s” in such definition with the text “IR Global’s”.

(e) Section 2.1 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

(c) Notwithstanding the foregoing, on and after the Amendment No. 1 Effective Date, IR Parent shall not be permitted to make any Borrowings under this Article II.

(f) Section 2.7(f) of the Credit Agreement is hereby amended by replacing each occurrence of the text “IR Parent” in such Section with the text “IR Global”.

(g) Section 4.1 of the Credit Agreement is hereby amended by (i) replacing the text “Borrower” in the first line thereof with the text “Loan Party” and (ii) by replacing the text “Bermuda” in the second line thereof with the text “the jurisdiction of its organization”.

(h) Section 4.2 of the Credit Agreement is hereby amended by replacing all references to the text “Borrower” and the text “Borrower’s” therein with the text “Loan Party” and the text “Loan Party’s”, respectively.

(i) Section 4.3 of the Credit Agreement is hereby amended by replacing the first reference to the text “Borrower” therein with the text “Loan Party”.

(j) Section 4.10 of the Credit Agreement is hereby amended by replacing the text “Neither Borrower” therein with the text “No Loan Party”.

(k) Section 5.3 of the Credit Agreement is hereby amended by replacing the text “or” immediately prior to clause (ii) of such Section with the text “,” and by inserting the following new clause (iii) immediately after clause (ii) of such Section:

or (iii) any transaction with respect to any Borrower that is expressly permitted by Section 5.7

(l) Section 5.6(a)(v) of the Credit Agreement is hereby amended by inserting immediately after each reference to the text “Bermuda” therein, the text “or the jurisdiction of organization of IR Parent”.

(m) Section 5.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Neither Borrower will (i) consolidate, amalgamate or merge with or into any other Person, unless (A) the company surviving such consolidation, amalgamation or merger is either IR Parent or any direct or indirect wholly-owned Subsidiary of IR Parent and (B) immediately after giving effect to such consolidation, amalgamation or merger, no Default shall have occurred and be continuing or (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person, unless (A) the applicable purchaser, lessee or transferee is either IR Parent or any direct or indirect wholly-owned Subsidiary of IR Parent (including, without limitation, through a liquidation, dissolution, liquidating distribution or equivalent transaction under the laws of the applicable jurisdiction), (B) immediately after giving effect to such transfer, no Default shall have occurred and be continuing and (C) except in the case of any such transaction involving the sale of all or substantially all of the assets of IR Global (which transactions shall be subject to the last sentence of this Section 5.7), such purchaser, lessee or transferee explicitly agrees to be bound by the terms of Section 5.6 and this Section 5.7 as if it were a Borrower. Notwithstanding the foregoing, in the case of any transaction permitted by this Section 5.7 whereby IR Global is not the surviving company of a merger, amalgamation or consolidation (in the case of a transaction permitted by clause (i) of this Section 5.7) or is the transferor (in the case of a transaction permitted by clause (ii) of this Section 5.7), then the entity that is the surviving company or the transferee, as the case may be, shall (x) affirmatively agree, in a writing satisfactory to the Administrative Agent, to be bound by the terms of this Agreement and assume the obligations hereunder of IR Global (and shall thereafter be deemed to be IR Global for purposes of this Agreement) and (y) be organized and exist under the law of Bermuda, Ireland, the United States of America (or any State thereof or the District of Columbia) or any other jurisdiction that is reasonably satisfactory to the Administrative Agent; provided that, with respect to any such other jurisdiction, (A) the Administrative Agent (who shall promptly notify each Bank) shall have received reasonable advance notice (which, in any event, shall be at least 20 Domestic Business Days prior to the proposed effective date of such change in the jurisdiction of organization) from such Borrower of the proposed merger, amalgamation, consolidation or transfer and the resulting change in the jurisdiction of organization of such Borrower to such other jurisdiction, (B) neither Borrower nor the Administrative Agent shall have been notified by any Bank that it and its Affiliates are prohibited from extending credit or lending to a Person in such other jurisdiction and (C) without limiting the applicability of Article VIII, such Borrower shall have agreed, in writing in form and substance reasonably satisfactory to the Administrative Agent, to indemnify each Bank, within 30 days after delivery by such Bank of a written demand listing the amounts to be indemnified, together with calculations in reasonable detail supporting such amounts, for (1) the increased cost of making or maintaining any Loan or other extension of credit hereunder to such Person and (2) the reduction, as deemed material by such Bank, of any sum received or receivable by such Bank (or its Applicable Lending Office), in each case, by reason of the fact that such Person is organized under the laws of such other jurisdiction; provided further that, other than increased costs or reductions in amounts receivable required by applicable law or regulation in existence at the time such Borrower’s jurisdiction of organization changes which are notified to such Borrower at least ten Domestic Business Days prior to the proposed effective date of such change in the jurisdiction of organization, no such compensation may be claimed in respect of any Loan or other extension of credit hereunder for any period prior to the date 60 days before the date of notice by such Bank to such Borrower of its intention to make claims therefor.

(n) Section 6.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) either Borrower (or, solely with respect to the failure to observe or perform the covenants contained in Sections 5.6 and 5.7, any Subsidiary that becomes bound by such covenant in accordance with the terms thereof) shall fail to observe or perform any covenant contained in Section 5.5 to 5.9, inclusive;

(o) Section 6.1(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), other than pursuant to a transaction contemplated by the definition of “Subsequent Parent Company” whereby a Person shall become the Subsequent Parent Company, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 25% or more of the outstanding shares of common stock of IR Parent; or, during any period of 25 consecutive calendar months, directors of Ingersoll-Rand Company Limited on the date hereof (the “Current Board”), or such directors who are recommended or endorsed for election to the board of directors of IR Parent by a majority of the Current Board or their successors so recommended or endorsed, shall cease to constitute a majority of the board of directors of IR Parent; or IR Parent shall have ceased to own, directly or indirectly, 100% of the outstanding shares of common stock of IR Global;

(p) Section 6.1(k) of the Credit Agreement is hereby amended by replacing the text “either” with the text “any” after the text “shall cease to be effective or”.

(q) Section 9.16(a)(ii) of the Credit Agreement is hereby amended by replacing the text “IR Parent” with the text “each Guarantor (other than IR Global or such Additional Borrower, as the case may be)”.

(r) Section 9.16 of the Credit Agreement is hereby amended by adding the following text at the end thereof:

(j) Any Person that is required to become a Guarantor pursuant to the definition of “Guarantor” in Section 1.1 hereof or pursuant to the definition of the term “IR Parent” in Section 1.1 hereof shall execute and deliver a copy of this Agreement and thereupon such Person shall become a Guarantor hereunder with the same force and effect as if such Person had executed this Agreement as a Guarantor on the Effective Date. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to each of the Banks and the Administrative Agent that, immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate only to an earlier date; and (b) no Default or Event of Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) on the date on which (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrowers and (ii) the Required Banks, (b) Amendments No. 1 to each of the 2004 5-Year Existing Credit Agreement, the 2005 5-Year Existing Credit Agreement and the June 5 Credit Agreement (as defined below) have become effective in accordance with their respective terms and (c) the Administrative Agent shall have received all amounts due and payable on or prior to the Amendment Effective Date, including, the reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrowers in connection with this Amendment. “June 5 Credit Agreement” shall mean the Credit Agreement dated as of June 5, 2008, among IR Parent, IR Global, JPMorgan Chase Bank, N.A., as administrative agent, Credit Suisse Securities (USA) LLC and Goldman Sachs Credit Partners L.P., as syndication agents, and J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC and Goldman Sachs Credit Partners L.P., as joint lead arrangers and joint bookrunners.

SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic (i.e., “pdf”) transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Banks, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

INGERSOLL-RAND COMPANY LIMITED,

by	/s/ BARBARA A. SANTORO
Name:	Barbara A. Santoro
Title:	Vice President – Corporate Governance and Secretary

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED,

by	/s/ BARBARA A. SANTORO
Name:	Barbara A. Santoro
Title:	Vice President & Secretary

[Amendment No. 1 to 06/27/08 Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank,

by	/s/ RICHARD W. DUKER
Name:	Richard W. Duker
Title:	Managing Director

[Amendment No. 1 to 06/27/08 Credit Agreement]

BANCO SANTANDER S.A., NY BRANCH

by	/s/ JORGE SAAVEDRA
Name:	Jorge Saavedra
Title:	Executive Director

by	/s/ JESUS LOPEZ
Name:	Jesus Lopez
Title:	Senior Vice President

[Amendment No. 1 to 06/27/08 Credit Agreement]

BANK OF AMERICA, N.A.,

by	/s/ JEFF HALLMARK
Name:	Jeff Hallmark
Title:	Senior Vice President

[Amendment No. 1 to 06/27/08 Credit Agreement]

THE BANK OF NEW YORK MELLON

by	/s/ CARL S. TABACJAR, JR.
Name:	Carl S. Tabacjar, Jr.
Title:	Vice President

[Amendment No. 1 to 06/27/08 Credit Agreement]

BANK OF NOVA SCOTIA

by	/s/ TODD S. MELLER
Name:	Todd S. Meller
Title:	Managing Director

[Amendment No. 1 to 06/27/08 Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. New York Branch

by	/s/ LILLIAN KIM
Name:	Lillian Kim
Title:	Authorized Signatory

[Amendment No. 1 to 06/27/08 Credit Agreement]

BNP PARIBAS

by	/s/ MICHAEL KOWALCZUK
Name:	Michael Kowalczuk
Title:	Vice-President

by	/s/ BERANGERE ALLEN
Name:	Berangere Allen
Title:	Vice-President

[Amendment No. 1 to 06/27/08 Credit Agreement]

CITIBANK, N.A.

by	/s/ CHRISTOPHER M. HARTZELL
Name:	Christopher M. Hartzell
Title:	Vice President

[Amendment No. 1 to 06/27/08 Credit Agreement]

CREDIT SUISSE, Cayman Islands Branch

by	/s/ KARL M. STUDER
Name:	Karl M. Studer
Title:	Director

by	/s/ JAY CHALL
Name:	Jay Chall
Title:	Director

[Amendment No. 1 to 06/27/08 Credit Agreement]

DEUTSCHE BANK AG New York Branch, as a Lender

by	/s/ FREDERICK W. LAIRD
Name:	Frederick W. Laird
Title:	Managing Director

by	/s/ HEIDI SANDQUIST
Name:	Heidi Sandquist
Title:	Director

[Amendment No. 1 to 06/27/08 Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION

by	/s/ PAUL L. HATTON
Name:	Paul L. Hatton
Title:	Managing Director

[Amendment No. 1 to 06/27/08 Credit Agreement]

LLOYDS TSB BANK, PLC

by	/s/ CAROLS LOPEZ
Name:	Carols Lopez
Title:	Associate Director Corporate Banking-USA

by	/s/ DEBORAH CARLSON
Name:	Deborah Carlson
Title:	Director Corporate Banking-USA

[Amendment No. 1 to 06/27/08 Credit Agreement]

MIZUHO CORPORATE BANK, LTD.

by	/s/ ROBERT GALLAGHER
Name:	Robert Gallagher
Title:	Authorized Signatory

[Amendment No. 1 to 06/27/08 Credit Agreement]

NORTHERN TRUST COMPANY

by	/s/ JOHN C. CANTY
Name:	John C. Canty
Title:	Senior Vice President

[Amendment No. 1 to 06/27/08 Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC

by	/s/ ANGELA REILLY
Name:	Angela Reilly
Title:	Managing Director

[Amendment No. 1 to 06/27/08 Credit Agreement]

STANDARD CHARTERED BANK

by	/s/ JAMES P. HUGHES
Name:	James P. Hughes A2386
Title:	Vice President

by	/s/ ROBERT K. REDDINGTON
Name:	Robert K. Reddington
Title:	AVP/Credit Documentation Credit Risk Control Standard Chartered Bank N.Y.

[Amendment No. 1 to 06/27/08 Credit Agreement]

WILLIAM STREET LLC

by	/s/ MARK WALTON
Name:	Mark Walton
Title:	Authorized Signatory

[Amendment No. 1 to 06/27/08 Credit Agreement]